UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 10, 2019
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Del Taco Restaurants, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-36197	46-3340980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25521 Commercentre Drive
Lake Forest, CA 92630
(Address of Principal executive offices, including Zip Code)

(949) 462-9300
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	TACO	NASDAQ Capital Market
Warrants, each exercisable for one share of common stock	TACOW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of David A. Pear
On September 10, 2019, David A. Pear resigned from his position as Senior Vice President of Operations of Del Taco Restaurants Inc. (the “Company”), effective September 27, 2019.
Appointment of Chad Gretzema as Chief Operating Officer
On September 16, 2019, the Company named Chad Gretzema as Chief Operating Officer of the Company. Mr. Gretzema, age 47, has been our Senior Vice President of Strategic Planning and Innovation since 2017. From 2012 to 2017, Mr. Gretzema was our Senior Vice President of Operations Support and Engagement. Previously, Mr. Gretzema held positions in operations, training, and marketing at Einstein Noah Restaurant Group, Phoenix Children’s Academy, Noodles & Company, and Oscar Mayer Foods. Mr. Gretzema holds Bachelor of Arts degrees in Journalism and Psychology from Indiana University, Bloomington.
Mr. Gretzema’s compensatory arrangements are described below.

•	Mr. Gretzema’s annual base salary will be $300,000.

•
Mr. Gretzema’s target bonus for fiscal year 2019 will be 75% of his base salary, subject to the Company’s attainment of the financial objectives and achievement of certain agreed upon strategic individual performance objectives established under the Company’s annual cash incentive plan, provided that Mr. Gretzema continues to be employed by the Company on the date such bonus is payable.

There are no arrangements or understandings between Mr. Gretzema and any other person pursuant to which Mr. Gretzema was appointed to serve as the Chief Operating Officer of the Company. There are no family relationships between Mr. Gretzema and any director or executive officer of the Company, and Mr. Gretzema has no direct or indirect material interest in any “related party” transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 8.01 Other Events.
As previously disclosed, on August 21, 2019, NASDAQ issued a letter to the Company indicating that the Company was no longer in compliance with the requirements of NASDAQ Listing Rule 5605 to have a Board of Directors comprised of a majority of independent directors and an Audit Committee comprised of at least three members who satisfy certain criteria. At its meeting held on September 11, 2019, the Board determined that Ari B. Levy and Lawrence F. Levy qualify as independent directors according to NASDAQ listing standards. As a result of this determination, the Board is now comprised of a majority of independent directors in compliance with NASDAQ listing standards. In addition, at its meeting held on September 11, 2019, the Board appointed R.J. Melman to serve on the Audit Committee, thereby regaining compliance with NASDAQ requirements regarding the composition of the Audit Committee.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL TACO RESTAURANTS, INC.

By:	/s/ Steven L. Brake
Name:	Steven L. Brake
Title:	Executive Vice President and Chief Financial Officer

Date: September 16, 2019